Great Plains Energy

Kansas City
Securities Association Presentation

November 18, 2009

Exhibit 99.1

Terry Bassham
Executive Vice President
Finance & Strategic Development
and Chief Financial Officer
Ellen Fairchild, Director
Investor Relations
816-556-2083
ellen.fairchild@kcpl.com
Michael Cline, Vice President
Investor Relations & Treasurer
816-556-2622
michael.cline@kcpl.com
Eula Jones
Investor Relations Analyst
816-556-2080
eula.jones@kcpl.com
Company Representatives

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including, but not limited to, possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy, KCP&L and GMO; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity;
adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in
Great Plains Energy’s and KCP&L’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. Great
Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward Looking Statement

• Strong Midwest electric utilities focused on regulated operations in Missouri and Kansas
• Diversified customer base includes 820,000 residential, commercial, and industrial customers
• ~6,000 Megawatts of generation capacity
• Low-cost generation mix - projected 76% coal, 17% nuclear (Wolf Creek) in 2009
100% Regulated
Electric Utility
Operations Focus
• Growth and stability in earnings driven by sizable regulated investments as part of the
 Comprehensive Energy Plan (“CEP”)
 • Wind and environmental retrofit components of CEP in place; Iatan 2 baseload coal plant targeted for completion in late summer 2010
• Anticipated growth beyond 2010 driven by additional environmental capex and wind
Attractive Platform
for Long-Term
Earnings Growth
• Successful outcomes in 2006, 2007 and 2008 rate cases in Missouri and Kansas
• Combined annual rate increases from 2008 cases of $59mm in Kansas and $159mm in Missouri;
 new rates effective August 1st in Kansas and September 1st in Missouri
Focused Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and cost recovery mechanisms
• Ample liquidity currently available under $1.5bn credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Committed to maintaining current investment grade credit ratings
Stable and
Improving Financial
Position
Strong Platform for Long-Term Growth

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Other
2%
Industrial
11%
Commercial
42%
Residential
45%

Kansas
28%
Missouri
(KCP&L)
36%
Missouri
(GMO)
36%

Pro Forma 2008 Revenue by Customer Segment
Pro Forma 2008 Revenue by Utility Jurisdiction
Service Territories: KCP&L and GMO
Business Highlights
• Solid Midwest electric utility - KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila
• Company attributes post-acquisition
 • 820,000 customers / 3,200+ employees
 • ~6,000 MW of primarily low-cost baseload generation
 • 5-year projected synergies of $723 million
 • ~$7.9bn in assets and $3.6bn in rate base at 2008YE
Total: $1.7bn
Total: $1.7bn
Solid Foundation

Project description	Comments
100 MW plant in Spearville, KS Began construction in 2005	✓ Completed in Q3 2006 ✓ In rate base from 1/1/2007 ✓ No regulatory disallowance
Selective Catalytic Reduction (SCR) unit at LaCygne 1 plant	✓ Completed in Q2 2007 ✓ In rate base from 1/1/2008 ✓ No regulatory disallowance
Air Quality Control System at Iatan 1 coal plant	✓ Completed in Q2 2009 ✓ In rate base starting 3Q 2009 (KS 08/1 & MO 9/1) ✓ No regulatory disallowance in 2009 MO and KS cases; minimal exposure in 2010 cases
Construction of Iatan 2 super-critical coal plant (850 MW; 73% GXP ownership share)1	✓ On track for completion late summer 2010 ✓ Expected in rate base Q4 2010 / 1Q 2011
Iatan 2
Iatan 1
Environmental
LaCygne
Environmental
Wind
Great Plains Energy has effectively executed all elements of its Comprehensive Energy
Plan to date and received positive, just, and reasonable regulatory treatment
Comprehensive Energy Plan
1 Includes post-combustion environmental technologies including an SCR system, wet flue gas desulphurization system and fabric filter to control emissions
Strong Track Record of Execution

Iatan Site Photographs - October 2009
Iatan 2 Fabric Filter
Cooling Tower
Construction Campus
Iatan 1 SCR
Iatan 2 Boiler
Iatan 2 SCR
Gypsum Storage
Reagent Prep Bldg
Iatan 2 Absorber
Recycle Pump Building
Tank Farm and Coal Yard

			2008 rate cases
Company	Last Allowed ROE	Effective Date of Last Allowed ROE	ROE requested1	Requested revenue increase	Stipulated / settled revenue increase	Tariff implementation	RPS2	Fuel Clause?
	10.25%	6/1/07	11.55%	$66mm	$48mm	9/1/09	✓	Yes (95%)
	10.25%	6/1/07	11.55%	17mm	$15mm	9/1/09	✓	Yes (95%)
	—3	N/A	11.55%	1mm	$1mm	7/1/09	✓	Yes (85%)
	10.75%	1/1/08	11.55%	102mm	$95mm	9/1/09	✓	No
	—3	N/A	11.40%	72mm	$59mm	8/1/09	✓	Yes (100%)
GMO-MPS
GMO-L&P
GMO-Steam
KCP&L-KS
KCP&L-MO
1 ROE of 10.75% originally requested in all cases; requests increased in rebuttal testimony based on financial market developments. All cases settled; ROE not disclosed
2 Missouri mandatory Renewable Portfolio Standard of 2% by 2011, 10% by 2018 and 15% by 2021;
 Kansas has targets of 10% by 2011, 15% by 2016 and 20% by 2020
3 “Black Box” settlement - ROE not disclosed
Focused Regulatory Approach

• Address supply opportunities including:
 • environmental mandates,
 • renewable portfolio standards
 • fuel alternatives
• Help customers understand and manage
 consumption
 • smart grid
 • energy efficiency
• Explore transmission in our region
What’s Next

Green Impact Zone
Base Map - March 2009
Impact Zone Boundary
Impact Zone Parcels
Neighborhood Boundaries
Neighborhood Subdivisions
Commercial Corridor Parcels
Swope Parkway Corridor Parcels
UMKC Volker Campus
Rockhurst University Campus
Swope Parkway Retail
Brush Creek TIF
Parks
UMKC
Miles
0 0.125 0.25 0.5
39th Street
Troost Ave
Prospect Ave
43rd St
51st St
Swope Pkwy
Volker Blvd
Gillham Rd
Main St
Emanuel Cleaver II Blvd
Brookside Blvd
Benton Blvd
Blue Pkwy
Swope Pkwy
Rockhurst University
UMKC

The Green Impact Zone
Adjacent to Green Impact
Zone:
• Stowers Institute
• Midwest Research Institute
(NREL)
• UMKC Volker Campus
• Kauffman Foundation
• Rockhurst University
• DNR Gorman Center
• Nelson-Atkins Museum

KCP&L filed an application for ARRA Stimulus funding to advance energy efficiency and conduct a Smart Grid demonstration project in the Green Impact Zone. We will invest approximately $14 million and requested Federal matching funds for approximately $24 million and key partner funds of $10 million for a total estimated project value of $48 million.
 Advancement of Existing Residential & C&I Energy Efficiency Programs
 ■ Weatherization & Energy Audits
 ■ Efficient Appliances, Lighting and HVAC Equipment
 ■ Efficient Motors, Drives and Data Centers
 Smart Grid Demonstration
 ■ Smart Distribution
 – Substation
 – IP/RF 2-way Field Area Network (FAN)
 – Distribution Management System (DMS)
 ■ Generation and Storage
 – Commercial Solar and Photovoltaic
 – Battery and Thermal Storage
 ■ Smart End-Use
 – Residential & Commercial EMS Demonstration
 – In-Home Display and Interval Data
 – PHEV Charging
 – Smart Appliances and Pilot RTP or CPP Rates
Customer/Community Benefits:
 Lower utility bills
 Increased environmental stewardship
 Improved energy information
 Increased local energy sector jobs
KCP&L Benefits:
 New business model development
 Increased reliability
 Reduced costs
 Greater asset utilization
 Environmental
 Customer satisfaction
 Regional economic development
Green Impact Zone Investments: Benefits
For Customers and KCP&L

• Address supply opportunities including:
 • environmental mandates,
 • renewable portfolio standards
 • fuel alternatives
• Help customers understand and manage
 consumption
 • smart grid
 • energy efficiency
• Explore transmission in our region
What’s Next Continued

Financial Overview

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2009	**2008**	**2009**	**2008**
	(millions)			
Electric Utility	$ 83.9	$ 102.5	$ 0.62	$ 0.90
Other	(5.5)	2.2	(0.04)	0.02
Income from continuing operations	78.4	104.7	0.58	0.92
Strategic Energy discontinued operations	0.8	0.3	0.01	-
Net income	79.2	105.0	0.59	0.92
Less: Net income attributable to noncontrolling interest	(0.1)	-	-	-
Net income attributable to Great Plains Energy	79.1	105.0	0.59	0.92
Preferred dividends	(0.4)	(0.4)	(0.01)	-
Earnings available for common shareholders	$ 78.7	$ 104.6	$ 0.58	$ 0.92

• Electric Utility segment earnings decreased $18.6 million primarily as a result of a) $14.3 million decrease in operating income driven by lower wholesale revenue, higher operating expenses and depreciation, partially offset by higher retail revenue and lower purchased power; and b) an $11.6 million increase in interest expense.
• Other segment earnings decreased $7.8 million primarily as a result of increased interest from the equity units issued in May and a favorable 2008 impact from the reversal of interest expense related to unrecognized tax benefits.
• A 21.0 million increase in the average number of shares outstanding since the third quarter of 2008 resulted in $0.11 per share dilution

Electric Utility Third Quarter Results

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$18.3
$65.6
$18.6
$83.9
3Q '09
3Q '08
GMO
KCP&L

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.14
$0.48
$0.16
$0.74
3Q '09
3Q '08

Earnings
Key Earnings Drivers:
+ Increased retail revenue of $22.2 million driven by GMO’s inclusion for full quarter in 2009 and new retail rates partially offset by mild weather and lower weather-normalized demand
+ Decline in purchased power expense of $24.2 million
+ Increased AFUDC of $2.7 million
- Decline in wholesale revenue of $28.5 million
- Increased depreciation & amortization of $12.5 million; including $3.8 million of additional amortization
- Increased non-fuel operating expense including $7.5 million wind termination fee and $5.2 million increase for GMO driven by inclusion for a full quarter in 2009
- Increased interest expense, net of AFUDC, of $11.6 million
- Higher shares outstanding caused electric utility segment dilution of $0.12 per share.
(millions except
where indicated)
Earnings Per Share
$83.9
$0.90
$0.62
$102.5

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year to Date September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2009	2008	2009	2008
	(millions)			
Electric Utility	$ 134.1	$ 127.4	$ 1.05	$ 1.34
Other	2.9	(14.9)	0.02	(0.16)
Income from continuing operations	137.0	112.5	1.07	1.18
Strategic Energy discontinued operations	(2.3)	35.0	(0.02)	0.37
Net income	134.7	147.5	1.05	1.55
Less: Net income attributable to noncontrolling interest	(0.2)	-	-	-
Net income attributable to Great Plains Energy	134.5	147.5	1.05	1.55
Preferred dividends	(1.2)	(1.2)	(0.01)	(0.01)
Earnings available for common shareholders	$ 133.3	$ 146.3	$ 1.04	$ 1.54

GREAT PLAINS ENERGY

• Increased Electric Utility segment earnings of $6.7 million mainly attributable to the inclusion of GMO’s regulated utility operations for the full period in 2009;
• Increased Other segment earnings of $17.6 million including a $16.0 million tax benefit from an audit settlement in
 GMO’s non-utility operation;
• Loss of $2.3 million in 2009 related to the discontinued operations of Strategic Energy compared to earnings of $35.0 million for the first nine months of 2008.
• Increase of 32.3 million average dilutive shares outstanding resulted in dilution of $0.36 per share.

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$25.2
$108.9
$18.6
$108.8
YTD '09
YTD '08
GMO
KCP&L

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.20
$0.85
$0.20
$1.14
YTD '09
YTD '08

Earnings Per Share
Earnings
(millions except
where indicated)
Earnings Drivers:
+ GMO utility earnings increased $6.6 million
+ Decreased fuel and purchase power expense of $51.0 million at KCP&L
+ Decreased income taxes of $20.9 million at KCP&L
+ Increase in KCP&L’s AFUDC equity of $8.3 million
- Reduced KCP&L revenues of $58.5 million, including $52.4 million drop in wholesale
- Increased depreciation and amortization of $13.7 million including $3.8 million of additional amortization at KCP&L
- Increased interest expense, net of AFUDC, of $9.4 million at KCP&L
- Dilution of $0.36 per share caused by additional shares outstanding
$134.1
$1.34
$1.05
$127.4
Electric Utility Year-to-Date Results

-3.5%	-5.0%	-8.2%	-1.5%	-7.7%	-9.1%
0.1%	-2.3%	-2.2%	0.3%	-1.8%	-1.5%

14%
40%
46%
Residential
Commercial
Industrial

	3Q 2009 Compared to 3Q 2008			YTD 2009 Compared to YTD 2008
GPE	Customers	Use/Customer	Change MWh Sales	Customers	Use/Customer	Change MWh Sales
Residential	0.2%	-0.1%	0.1%	0.4%	-0.4%	0.0%
Commercial	-0.4%	-2.2%	-2.5%	0.1%	-0.5%	-0.4%
Industrial
Weighted Avg.
Retail MWh Sales by Customer Class - Third Quarter 2009
Weather-Normalized Retail MWh Sales and Customer Growth Rates
Note: Includes GMO for full periods presented
Electric Utility Segment

Moody's	Standard & Poor's
Great Plains Energy		
Outlook	Negative	Negative
Corporate Credit Rating	-	BBB
Preferred Stock	Ba1	BB+
Senior Unsecured Debt	Baa3	BBB-
KCP&L		
Outlook	Negative	Negative
Senior secured Debt	A3	BBB+
Senior Unsecured Debt	Baa1	BBB
Commercial Paper	P-2	A-3
GMO		
Outlook	Negative	Negative
Senior Unsecured Debt	Baa3	BBB

($ in millions as of 9/30/09)

	KCP&L		GMO [1]		GPE		Consolidated	
	Amount	Rate [2]	Amount	Rate [2]	Amount	Rate [2]	Amount	Rate [2]
Short-term Debt	$38.0	0.52%	$117.0	1.50%	$39.0	0.70%	$194.0	1.15%
Long-term Debt[3]	$1,780.0	6.15%	$1,124.2	9.73%	$387.1	10.67%	$3,291.3	7.85%
Total	$1,818.0	6.03%	$1,241.2	8.89%	$426.1	9.75%	$3,486.3	7.47%

Secured debt = $768.4 (23%), Unsecured debt = $2,716.9 (77%)

[1] GPE guarantees substantially all of GMO's debt
[2] Weighted Average Rates – excludes premium/discounts and fair market value adjustments
[3] Includes current maturities of long-term debt

Debt ($ in millions)
$600
$500
$400
$300
$200
$100
$0
2009
2013
2017
2021
2025
2029
2033
2037
2041
GMO
GPE
KCP&L

Capital Structure at 9/30/09

Preferred
0.6%
Common
Equity
45.7%
LT Debt*
53.7%

Great Plains Energy Debt
Long-term Debt Maturities
Credit Ratings
*Includes current maturities
Credit Ratings, Debt, Capital Structure

• Strong Midwest electric utilities focused on regulated operations in Missouri and Kansas
• Diversified customer base includes 820,000 residential, commercial, and industrial customers
• ~6,000 Megawatts of generation capacity
• Low-cost generation mix - projected 76% coal, 17% nuclear (Wolf Creek) in 2009
100% Regulated
Electric Utility
Operations Focus
• Growth and stability in earnings driven by sizable regulated investments as part of the
 Comprehensive Energy Plan (“CEP”)
 • Wind and environmental retrofit components of CEP in place; Iatan 2 baseload coal plant targeted for completion in late summer 2010
• Anticipated growth beyond 2010 driven by additional environmental capex and wind
Attractive Platform
for Long-Term
Earnings Growth
• Successful outcomes in 2006, 2007 and 2008 rate cases in Missouri and Kansas
• Combined annual rate increases from 2008 cases of $59mm in Kansas and $159mm in Missouri;
 new rates effective August 1st in Kansas and September 1st in Missouri
Focused Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and cost recovery mechanisms
• Ample liquidity currently available under $1.5bn credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Committed to maintaining current investment grade credit ratings
Stable and
Improving Financial
Position
Strong Platform for Long-Term Growth

Great Plains Energy

Kansas City
Securities Association Presentation

November 18, 2009